Exhibit 99.1

® November 2019

IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively: execute on its growth strategy; maintain and enhance its strong brand image; compete effectively; maintain good relationships with its key suppliers; and improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition-related expenses, acquisition-related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, store impairment charges, secondary offering costs, and other due diligence expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. In addition, for fiscal year 2017, which was a 53-week fiscal year, the Company has made further adjustments to account for the extra week. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA and Adjusted EBIT to Net Income. 2

SUMMARY OF Q2 FISCAL 2020 RESULTS

Actions	Results
• Changed product assortment - exclusive brands. Penetration increased ~600 bps to more than 21%	• Consolidated SSS growth = +7.8% - Retail stores SSS growth = +8.0% - E-commerce SSS growth = +7.0%
• Eliminated a 20-year old "All boots on sale" promotion	• Gross margin expansion = +140 bps
• Cycled prior year +11.3% SSS growth	• Operating margin expansion = +170 bps
• Continued e-commerce EBIT expansion initiative	• Earnings per share growth = +100%



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4 BOOT BARN STORY STRATEGIC INITIATIVES 1DRIVE SAME STORE SALES GROWTH 2CONTINUE OMNI-CHANNEL LEADERSHIP 3BUILD OUT EXCLUSIVE BRAND PORTFOLIO 4EXPAND OUR STORE BASE APPENDIX

BOOT BARN IS A COMPELLING INVESTMENT STORY NATIONAL LEADER IN ATTRACTIVE NICHE STRONG OMNI-CHANNEL BRAND PRESENCE GROWTH AND PROFIT ENHANCEMENT OPPORTUNITIES 55 •Genuine lifestyle retail brand •Extremely loyal customers seeking authenticity •Unique merchandise assortment •Healthy same store sales growth in stores and online •Importance of quality and fit •Lifestyle experience across stores, e-commerce and events •Significant e-commerce penetration •Proven ability to drive growth and expansion -10 consecutive quarters of retail store +SSS % -9 consecutive quarters of merchandise margin % expansion •Exclusive brand growth across all major categories •Economies of scale in purchasing & ability to leverage expenses

A TRUE AMERICAN LIFESTYLE Top 3 vehicles sold in 2018 were pick-up trucks1 Country music popularity continues to rise2 Hundreds of rodeos held in the U.S.Popular spectator sport 1 Fox News 1/4/2019, “The 10 best-selling vehicles in the United States in 2018 were mostly trucks and SUVs”; 2 “2018 GfK Consumer Life Survey: 9% Five Year Growth Rate” 6

DIVERSE DRIVERS PROVIDE GROWTH OPPORTUNITY

~$20 BILLION[1] MARKET OPPORTUNITY



Western Wear 40%
Work Wear 60%

ATTRACTIVE DYNAMICS

- Highly fragmented
- Less fashion driven than traditional apparel
- Purchases are often non-discretionary

DRIVERS OF WESTERN WEAR GROWTH

- ✓ Country music
- ✓ Western events
- ✓ Ranching
- ✓ Horse ownership
- ✓ Agriculture



DRIVERS OF WORK WEAR GROWTH

- ✓ Blue collar employment
- ✓ Strength in oil & gas
- ✓ Construction spending
- ✓ Commercial accounts
- ✓ Work safety regulations



[1]Source: Estimate from Mōd Advisors LLC

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DIVERSIFIED SALES MIX MITIGATES RISK PRODUCT MIX1 Western: 70% of Sales2 Footwear 52% Apparel 34% Hats, Accessories & Other 14% END USER1 Men 65% Women 23% Unisex 7% Kids 5% Work and Other: 30% of Sales2 CHANNEL1 Stores 83% E-commerce 17% 1 Fiscal year ended March 30, 2019.8 2As of March 30, 2019, western styles comprised approximately 70% of our sales, with work related and other styles making up the balance.

EVERYDAY MERCHANDISE WITH LIMITED FASHION RISK WESTERN WORK & OTHER •Low fashion quotient minimizes markdown exposure •Vast majority of our merchandise sales are at full price1 ¹Excludes sheplers.com sales.9

BOOT BARN HAS A HISTORY OF GROWTH NET SALES ($MM) CAGR ~22% $569 $619 $678 $777$820 $233 $346 $403 1 FY13FY14FY15FY16FY17FY18FY19TTM Q2'20 ADJUSTED EBIT ($MM) $68 $79 $23 $32 $39 $46 $41 $49 1 FY13FY14FY15FY16FY17FY18FY19TTM Q2'20 Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53-week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52-week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See the reconciliation included in the Appendix.10

11 11 4EXPAND OUR STORE BASE 2CONTINUE OMNI-CHANNEL LEADERSHIP 3BUILD OUT EXCLUSIVE BRAND PORTFOLIO

SEGMENTATION DRIVES MARKETING & MERCHANDISING EXECUTION

EVOLUTION OF CUSTOMER SEGMENTATION STRATEGY



Western
Work
Wonderwest

Western | Country | Casual | Work | Wonderwest

Men's

Women's



Men's Western
Men's Country
Men's Casual
HOOEY
Men's Work
Women's Western
Women's Country
Women's Casual
Women's Work
Women's Contemporary

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STRONG SSS GROWTH WHILE REDUCING PROMOTIONS •Q3 QTD SSS of 10% through October 29, 2019 (3 year October stack > +30%) •Average SSS growth of 8.2% over the last 39 quarters 19.6% 18.1% 17.8% 16.2% 16.9% 13.8% 14.2%14.1% 14.3% 7.4%7.7% 10.7% 7.5% 8.2% 7.1% 3.8% 8.9% 7.7% 7.3% 7.2% 7.0% 5.6% 12.1% 11.6%11.3% 9.2% 8.7% 5.2% 9.4% 7.8% 0.1% 0.4% 1.8% 0.2% 1.3% 1.8% -1.2% -2.0% -0.9% Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 (Consolidated SSS) 14

15 15 15 1DRIVE SAME STORE SALES GROWTH 4EXPAND OUR STORE BASE 3BUILD OUT EXCLUSIVE BRAND PORTFOLIO

THREE DISTINCT BRANDS ONLINE OUTFITTER SHE-PLE"RS COUNTRY BOOT BARN &l4-jJOI V w (USDok1) BOOT BARN • ••t • •••• t uot •oou ••••• ••u • • •• ..,. t•u ••••ot 0\04 •1\•••••••• •wtSTEJlN STORES • ... c....,_.....,.-· · ·(....,_.· ............ e.:'·H:NQ. ---WOMlN SMIN'S GO AHEAD save s20 orr QrALLIOOT Wl 20OFF UPT07ftt0H CL,EARANCE EXTRA 20OFF FAI:L J;o4[ LINEUP .... Q ( '' ••uit•l ouo......ltOI ow, -'-*'11 0 •• .. tJ - .. ...,._,,If........ . , "' '" Q • IIIUQ OoNr...•I,I,II_J.Q...,, .. '" 0 >.....n,ttJ Q l...tH &41 Q'fll'..tl . .frtf'IOt 0 -·..,_ O• ..'"" - 0 ··" o c....,•• """ "' ·' '" . ' ... :u :Ja u :.\ ,.. • ,, ,, 'J '' O l• > ,.._., ,.,.._....-.o.-.r; O.""'M9f!l• ,...,.._ . . ...c.-. ..... SMOI'OVIUWU..lS..ot'llCJIS(\On•"' OD<et.IUUI 0 c,._ ..._cll t• OWII Otltrtdla.d.[ W.,.,..._. . IIIWAIIOIO I!NIIOUIN OVIIlOYALT'f' ..llt0(fiiA11 TOOA'f' AND IECI! VI! 1)0 ...OUHS fUft l[AIII.N MOU O h.., , ,. O t .......,.11 QJ.J_.,....... ov ....en, a..... · u· c :;.,: rrcJOtJ QaIIH:<lollo.U,.'\,oA.,f.lt,JI 0 ......-.... o'"'"'". . ·.... 0 ,. ...,.'l-..c•• ... ............,,.. __--,,......,.... """ ..-........ .................,,,. _»Jt--.._l..-.,...-..... '._".. ._..,......, 1\Joll ..._ ... - 0111Ut .. . ,.u 0101................ ' ,..,._a........ . ...,...._ ·-...............u... ........t.... w... ......, .......,_ s·n.uw. •.........h'o.;, 16

DIGITAL EXPERIENCE SHOULD DRIVE IN-STORE CONVERSION RANGE FINDER – DIGITAL STORE HUB PRODUCT RECOMMENDATION ENGINE ENDLESS AISLE CAPABILITY BOPIS/BORIS 17

18 1DRIVE SAME STORE SALES GROWTH 4EXPAND OUR STORE BASE 2CONTINUE OMNI-CHANNEL LEADERSHIP

<( cc a: w u::J c wc -z-X w MEN'S LADIESWORK 19

ACCELERATION OF EXCLUSIVE BRAND PENETRATION EXCLUSIVE BRAND SALES PENETRATION1 (% of sales) 21.3% 16.2% 2.6% FY2012FY2019Q2 FY2020 EXCLUSIVE BRAND OPPORTUNITIES •Fiscal 2020 growth penetration ~500 basis points •Margin enhancement (>1,000 bps) 1 Represents total company exclusive brand penetration. 20

EXCLUSIVE BRANDS ARE LEADING BRANDS IN THE STORE

TOP 5 brands	Western	Work / Other
1 ARIAT	CINCH	carhartt
2 CODY JAMES	Levi's	CAT
3 Wrangler	Justin	LAPCO FR
4 SHYANNE	Moonshine Spirit	Bulwark FR
5 Justin	MONTANA SILVERSMITHS	RASCO FR
	STETSON	Danner SINCE 1932
	DURANGO	HARLEY-DAVIDSON MOTOR CYCLES
	GRACE	Timberland PRO
	El Dorado	MAGNUM
	DAN POST	CAROLINA Built For Work.
	CORRAL	JOHN DEERE
	dingo	WOLVERINE
	RESISTOL best all-around	Georgia Boot
	IDYLLWIND ★ FUELED BY MIRANDA LAMBERT ★	CODY JAMES WORK
	SHYANNE	ROCKY
	Miss Me	UGG australia
	Wrangler	Dr. Martens AirWair
	OLD GRINGO	HAWX WORK GEAR
	ARIAT	DEWALT
	FRYE	CHIPPEWA BOOTS THE BEST. BY FAR.
	Circle S	
	Twisted X Boots	
	Roar	
	CODY JAMES	
	OUTBACK	
	NOCONA BELT CO.	
	Cowgirl Up	
	Cruel Girl	
	Lucchese	
	BB RANCH	
	OAK TREE WESTERN WEAR	
	Tony Lama BOOTS	
	ANGIE	
	Laredo WESTERN BOOTS	

[dashed box] = Exclusive brands

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22 22 1DRIVE SAME STORE SALES GROWTH 2CONTINUE OMNI-CHANNEL LEADERSHIP 3BUILD OUT EXCLUSIVE BRAND PORTFOLIO

OPPORTUNITY EXISTS TO DOUBLE STORE COUNT HISTORICAL STORE BASECOMPELLING NEW STORE ECONOMICS 117 86 15.8% CAGR 208219226 152169 240 264 GOALS Store Size (sq. ft.) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment $0.8mm Cash on Cash Return (Yr. 1) ~30% Payback Period ~3 Years 1 FY 12FY 13FY 14FY 15FY 16FY 17FY 18FY 19FY 20 New stores/Tuck-ins FY12 – Q2’20104 Outlook 1Reflects estimated store count with Fiscal 2020 guidance to open or acquire 25 stores .23

REACH OF E-COMMERCE SUPPORTS STORE EXPANSION STORES E-COMMERCE 1 Today • 248 stores • 33 states More Less 1Represents e-commerce sales dollars by state for the fiscal year ended March 30, 2019.24

TUCK-IN ACQUISITIONS ADDING OUTSIZED SALES PER STORE U.S. WESTERN WEAR CHAINS (ESTIMATED STORE COUNT)1 National Regional (Mostly Texas) 7 North & South Carolina Independent retailers 84 Thousands > 2.5x as many stores as closest competitor 248 Tuck-In Acquisitions: Average unit volume more than twice new store target Woods Boots •4 stores in West Texas •Acquired 9/11/2017 Lone Star •3 stores in Central Texas •Acquired 4/24/2018 Drysdales •2 stores in Tulsa, Oklahoma •Acquired 7/3/2018 G.&L. Clothing •1 store in Des Moines, Iowa •Acquired 8/26/2019 1 Store count as of October 31, 2019. 25

APPENDIX •

ADJUSTED EBITDA AND ADJUSTED EBIT RECONCILIATION 1The fiscal 2017 column has been adjusted to reflect management’s estimated 52-week results as fiscal 2017 was a 53-week year. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, excluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBITDA and Adjusted EBIT on a 52-week basis, the Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers. (a) Represents non-cash compensation expenses related to stock options, restricted stock awards, restricted stock units and performance share units granted to certain of our employees and directors. (b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. (d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers’ normalized margin rate. (e) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value. (f) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse space. (g) Represents a gain on adjustment of a ROU asset and liability. (h) Represents professional fees and expenses incurred in connection with secondary offerings conducted in January 2018, May 2018 and February 2015 and a Form S-1 Registration Statement filed in July 2015 and withdrawn in November 2015. (i) Represents professional fees and expenses incurred in connection with acquisition activity. (j) Represents store impairment charges recorded in order to reduce the carrying amount of the assets to their estimated fair values.27

POTENTIAL TARIFF EXPOSURE Approx. % of Total Sales Sourced from China China sourced exclusive brands China sourced 3rd party vendor brands All Other •Tariffs contemplated in FY 2020 guidance with a negligible impact to the year. •As we begin the planning process for FY 2021, we do not intend to change our long-term earnings algorithm. 28